SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 27, 2005

BEAZER HOMES USA, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-12822	54-2086934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road, Suite 1200 Atlanta Georgia 30328
(Address of Principal Executive Offices)

(770) 829-3700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On January 27, 2005, Beazer Homes USA, Inc. (the “Company”) held a conference call to discuss earnings and results of operations for the quarter ended December 31, 2004.  A copy of the conference call transcript is attached hereto as exhibit 99.1.  For additional information, please see the transcript.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

99.1	January 27, 2005 conference call transcript.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.

Date: February 2, 2005	By:	/s/ James O’Leary
James O’Leary
Executive Vice President and Chief Financial Officer